EXECUTION VERSION

INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 3 dated as of March 7, 2019 (this “Agreement”), relating to the CREDIT AGREEMENT dated as of January 31, 2017 (as amended by that certain Incremental Assumption Agreement and Amendment No. 1 dated as of August 17, 2017, and that certain Incremental Assumption Agreement and Amendment No. 2 dated as of February 28, 2018, and as further amended, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), among TEREX CORPORATION, a Delaware corporation (“Terex”), NEW TEREX HOLDINGS UK LIMITED, with company number 02962659, a limited company organized under the laws of England, TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY, with company number 327184, a company organized under the laws of Ireland, and TEREX AUSTRALIA PTY LTD (ACN 010 671 048), a company organized under the laws of Australia and registered in Queensland, Australia, the Lenders (as defined in Article I of the Credit Agreement), the Issuing Banks (as defined in Article I of the Credit Agreement) and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) for the Lenders.
A.Pursuant to Section 2.27 of the Credit Agreement, Terex has requested that the persons set forth on Schedule I hereto (the “2019 U.S. Term Lenders”) provide Incremental Term Loans in the form of Other Term Loans denominated in dollars (the “2019 U.S. Term Loans”; the commitments to make such loans, the “2019 U.S. Term Loan Commitments”) to Terex in an aggregate principal amount equal to $200,000,000.
B.    The Borrowers have requested that the Credit Agreement be amended in accordance with Section 2.27(b) of the Credit Agreement to reflect the existence and terms of this Agreement, the 2019 U.S. Term Loan Commitments and the 2019 U.S. Term Loans (the Credit Agreement, as amended hereby, being referred to as the “Amended Credit Agreement”).
C.    Terex may sell the North American mobile crane product lines manufactured in Terex USA LLC’s Oklahoma City facility in one or more transactions (collectively, the “MCP Sale”) for consideration which may be in the form of cash, non‑cash or a combination thereof and, in connection therewith, has requested that the Credit Agreement be amended as set forth herein.
D.    The 2019 U.S. Term Lenders are willing to provide Terex with the 2019 U.S. Term Loans and the Required Lenders are willing to consent to such amendments, in each case on the terms and subject to the conditions set forth herein and in the Amended Credit Agreement.

E.    Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.     Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. This Agreement shall be an “Incremental Assumption Agreement” for all purposes of the Amended Credit Agreement and the other Loan Documents.
SECTION 2.     2019 U.S. Term Loan Commitments. (a) On the terms and subject to the conditions set forth herein and in the Amended Credit Agreement, each 2019 U.S. Term Lender hereby agrees, severally and not jointly, to make a 2019 U.S. Term Loan to Terex on the Incremental Effective Date (as defined below) in an aggregate principal amount not to exceed the amount of the 2019 U.S. Term Loan Commitment set forth opposite its name on Schedule I hereto. Terex hereby unconditionally promises to repay the 2019 U.S. Term Loans in accordance with this Agreement and with Section 2.11 of the Amended Credit Agreement. Amounts borrowed as 2019 U.S. Term Loans and subsequently repaid may not be reborrowed.
(b)     The Incremental Term Loan Maturity Date for the 2019 U.S. Term Loans shall be the Term Loan Maturity Date and, for purposes of Section 2.11(c) of the Credit Agreement, the 2019 U.S. Term Loans shall amortize as provided in Schedule III hereto. With effect from the Incremental Effective Date, unless the context shall otherwise require, (i) the 2019 U.S. Term Loans shall constitute “Incremental Term Loans” and “Other Term Loans” and (ii) each person that holds 2019 U.S. Term Loans from time to time shall be an “Incremental Term Lender” and a “Lender”, in each case, for all purposes under the Amended Credit Agreement and the other Loan Documents.
(c)     The proceeds of the 2019 U.S. Term Loans shall be used solely for general corporate purposes, including the repayment of Revolving Loans, to finance capital expenditures and to pay fees and expenses in connection with the 2019 U.S. Term Loans.
(d)     Unless previously terminated, the 2019 U.S. Term Loan Commitments shall terminate upon the earlier to occur of (i) the making of the 2019 U.S. Term Loans on the Incremental Effective Date and (ii) 5:00 p.m., New York City time, on March 7, 2019.
SECTION 3.     Amendments. Effective as of the Incremental Effective Date, the Credit Agreement is hereby amended as follows:
(a)     Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:
“2019 U.S. Term Loan Commitments” shall mean the Incremental Term Loan Commitments in an aggregate amount of $200,000,000 established pursuant to the Incremental Assumption Agreement and Amendment No. 3.

“2019 U.S. Term Loans” shall mean the Incremental Term Loans made by the Lenders to Terex pursuant to the Incremental Assumption Agreement and Amendment No. 3.
“Applicable Credit Rating” means, at any time, the public corporate rating from S&P and the public corporate family rating from Moody’s, in each case of Terex at such time. Terex shall promptly inform the Administrative Agent of any change in the Applicable Credit Rating that would result in a change in the Applicable Percentage.
“Incremental Assumption Agreement and Amendment No. 3” shall mean that certain Incremental Assumption Agreement and Amendment No. 3 dated as of March 7, 2019, among Terex, the other Loan Parties party thereto, the Lenders party thereto, the Administrative Agent and the Collateral Agent.
“MCP Sale” has the meaning assigned to such term in the Incremental Assumption Agreement and Amendment No. 3.
“Third Incremental Effective Date” shall mean the date on which the conditions precedent set forth in Section 5 of the Incremental Assumption Agreement and Amendment No. 3 shall have been satisfied, which date is March 7, 2019.
(b)     Section 1.01 of the Credit Agreement is hereby further amended by:
(i)    amending and restating clause (a) of the definition of the term “Applicable Percentage” in its entirety as follows:
(a)     (i) with respect to any U.S. Term Loan, (A) 2.00% per annum, in the case of a Eurocurrency Term Loan, or (B) 1.00% per annum, in the case of an ABR Term Loan, and (ii) with respect to any 2019 U.S. Term Loan, (A) 2.75% per annum, in the case of a Eurocurrency 2019 U.S. Term Loan, or (B) 1.75% per annum, in the case of an ABR 2019 U.S. Term Loan; provided that, during any period that the Applicable Credit Rating shall be BB- or better from S&P and Ba3 or better from Moody’s, in each case with no negative outlook, and no Event of Default shall have occurred and be continuing, each of the Applicable Percentages referred to above in clause (a)(ii) shall be reduced by 0.25%, and
(ii)    amending the definition of the term “Class” by (A) inserting the words “2019 U.S. Term Loans,” immediately before the term “Multicurrency Swingline Loans” therein and (B) inserting the words “U.S. Term Loan Commitment, 2019 U.S. Term Loan Commitment,” immediately before the term “Multicurrency Swingline Commitment” therein;

(iii)    amending the definition of the term “Commitment” by inserting the words “2019 U.S. Term Loan Commitment,” immediately before the term “Multicurrency Swingline Commitment” therein;
(iv)    amending the definition of the term “Incremental Term Loans” by inserting the words “of any Class” immediately after the words “additional Term Loans” therein;
(v)    amending and restating the definition of the term “Other Term Loans” in its entirety as follows:
“Other Term Loans” shall mean (a) with respect to the U.S. Term Loans, Incremental Term Loans that have terms different from the U.S. Term Loans and (b) with respect to the 2019 U.S. Term Loans, Incremental Term Loans that have terms different from the 2019 U.S. Term Loans.
(vi)    amending the definition of the term “Term Borrowing” by deleting the word “U.S.” therein; and
(vii)    amending the definition of the term “Term Loans” by replacing the words “the U.S. Term Loans” with the words “, collectively, the U.S. Term Loans and the 2019 U.S. Term Loans”.
(c)     Section 2.12(d) of the Credit Agreement is hereby amended by (i) substituting for the words “Second Incremental Effective Date” therein the words “Third Incremental Effective Date” and (ii) inserting the word “2019” immediately before the words “U.S. Term Loans” in each instance they appear therein.
(d)     Section 2.27(a) of the Credit Agreement is hereby amended by deleting the words “term loans with terms different from the U.S. Term Loans (“Other Term Loans”)” and substituting therefor the words “Other Term Loans”.
(e)     Section 2.27(b) of the Credit Agreement is hereby amended by (i) moving the clause designator “(i)” from immediately before the words “if the initial yield” to immediately following the words “provided that,”, (ii) inserting the words “except with respect to the U.S. Term Loans,” immediately before the words “until the date that is 18 months”, (iii) replacing the words “Closing Date” with the words “Third Incremental Effective Date”, (iv) inserting the word “such” immediately following the words “Eurocurrency Term Loans of any” and (v) inserting the word “such” immediately before the words “adversely affected Class”, in each case in the proviso to the second sentence thereof.
(f)     Section 2.27(d) of the Credit Agreement is hereby amended by (i) replacing the words “U.S. Term Loans” with the words “Term Loans of the applicable Class” in the first sentence therein and (ii) inserting the word “applicable” immediately before the words “scheduled amortization payments” in the fourth sentence therein.

(g)     Section 3.22 of the Credit Agreement is hereby amended by inserting the words “and the Third Incremental Effective Date, as applicable” immediately before the period at the end thereof.
(h)     Section 6.05(b) of the Credit Agreement is hereby amended by inserting the following proviso immediately before the period at the end thereof:
“; provided that clause (ii) above shall not be required to be satisfied with respect to the MCP Sale”.
SECTION 4.     Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party party hereto hereby represents and warrants to the Administrative Agent and each of the 2019 U.S. Term Lenders that:
(a)     This Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against each of the Loan Parties party hereto in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).
(b)     At the time of and immediately after giving effect to this Agreement, the representations and warranties set forth in Article III of the Amended Credit Agreement are true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall have been true and correct in all material respects (or, in the case of any representations and warranties qualified by materiality, Material Adverse Effect or words of similar import, in all respects) as of such earlier date.
(c)     Each Borrower and each other Loan Party is in compliance in all material respects with all the terms and provisions set forth in each Loan Document on its part to be observed or performed, and at the time of and immediately after giving effect to this Agreement, no Event of Default or Default has occurred and is continuing.
(d)     The information included in any certification regarding beneficial ownership as required by 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”) provided by any Loan Party on or prior to the Incremental Effective Date to any Lender in connection with this Agreement, the Credit Agreement or any other Loan Document is true and correct in all material respects.
SECTION 5.     Conditions to Effectiveness. The effectiveness of this Agreement and the obligations of the 2019 U.S. Term Lenders to provide the 2019 U.S. Term Loans are subject to the satisfaction or waiver of the following conditions precedent (the date on which all such conditions are satisfied or waived, the “Incremental Effective Date”):

(a)     the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of Terex, each Subsidiary Borrower, each Subsidiary Guarantor, each 2019 U.S. Term Lender and the Required Lenders;
(b)     the representations and warranties set forth in Section 4 shall be true and correct, and the Administrative Agent shall have received a certificate to that effect, dated the Incremental Effective Date and signed by a President, a Vice President or a Financial Officer of Terex;
(c)     Terex shall have paid (i) to each 2019 U.S. Term Lender an upfront fee in an aggregate amount equal to 0.50% of the aggregate principal amount of the 2019 U.S. Term Loan of such 2019 U.S. Term Lender on the Incremental Effective Date (which fee may, at the option of the Administrative Agent, take the form of original issue discount) and (ii) to the Administrative Agent and the 2019 U.S. Term Lenders all fees and other amounts due and payable by it on or prior to the Incremental Effective Date and, to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by any Loan Party under any Loan Document;
(d)     the Administrative Agent shall have received (i) a certificate as to the good standing of Terex and each Subsidiary Guarantor as of a recent date, from the Secretary of State (or comparable entity) of the state (or comparable jurisdiction) of its organization (or, if such jurisdiction does not issue such certificates, a comparable document or the results of searches of official registries demonstrating good standing or lack of insolvency proceedings against such person, as available); (ii) a certificate of the Secretary or Assistant Secretary of Terex and each Subsidiary Guarantor dated the Incremental Effective Date and certifying (A) that attached thereto is a true and complete copy of (1) the by-laws (or comparable organizational documents) and (2) the certificate or articles of incorporation (or comparable organizational documents), including all amendments thereto, certified as of a recent date by such Secretary of State (or comparable entity), in each case of such person as in effect on the Incremental Effective Date and at all times since a date prior to the date of the resolutions described in clause (B) below (or, if such by-laws (or comparable documents) or certificate or articles of incorporation (or comparable documents) have not been amended or modified since any delivery thereof to the Administrative Agent on or following the Closing Date, certifying that no such amendment or modification has occurred), (B) that attached thereto is a true and complete copy of resolutions duly adopted by the Board of Directors (or comparable governing body) of Terex and each Subsidiary Guarantor authorizing the execution, delivery and performance of this Agreement and, in the case of Terex, the borrowing hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, and (C) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such person; and (iii) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;

(e)     on the Incremental Effective Date, immediately after giving effect to the making of the 2019 U.S. Term Loans, the Senior Secured Leverage Ratio shall be less than or equal to 2.75 to 1.00, and the Administrative Agent shall have received a certificate to that effect (containing reasonably detailed calculations thereof) dated as of the Incremental Effective Date and executed by a Financial Officer of Terex;
(f)     the Administrative Agent shall have received, on behalf of itself and the Lenders, executed legal opinions of (i) the General Counsel of Terex and (ii) Bryan Cave Leighton Paisner LLP, counsel to the Borrower and the Subsidiary Guarantors, in each case, (A) dated the Incremental Effective Date, (B) addressed to the Administrative Agent and the 2019 U.S. Term Lenders and (C) covering such matters as the Administrative Agent shall reasonably request, and Terex hereby requests such counsel to deliver such opinions; and
(g)     the Administrative Agent shall have received all documentation and other information reasonably requested by it that is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and the Beneficial Ownership Regulation.
The Administrative Agent shall notify Terex and the 2019 U.S. Term Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.
SECTION 6.     Real Estate Collateral. Terex shall, and shall cause Terex USA, LLC to, deliver to the Collateral Agent as soon as practicable and in any event within 60 calendar days after the Incremental Effective Date (or such later date as shall be acceptable to the Collateral Agent in its sole discretion), (a) an amendment to the Mortgage encumbering the Mortgaged Property which shall provide that such Mortgage remains in full force and effect and continues to secure the Obligations and (b) if available in the applicable jurisdiction, a date down endorsement to the mortgagee’s title policy issued to the Administrative Agent in connection with the Mortgage in respect of the Mortgaged Property, in each case in form and substance satisfactory to the Administrative Agent.
SECTION 7.     Consent and Reaffirmation. Terex and each Subsidiary Guarantor hereby (a) consents to this Agreement and the transactions contemplated hereby, (b) agrees that, notwithstanding the effectiveness of this Agreement, the Guarantee and Collateral Agreement and each of the other Security Documents to which it is a party continue to be in full force and effect, (c) affirms and confirms its guarantee (in the case of a Guarantor) of the Obligations and the pledge and/or grant (in the case of a Grantor (as defined in the Guarantee and Collateral Agreement)) of a security interest in its assets as Collateral pursuant to the Security Documents to secure the Obligations, all as provided in the Loan Documents, and (d) acknowledges and agrees that such guarantee, pledge and/or grant continues in full force and effect in respect of, and to secure, the Obligations, including the 2019 U.S. Term Loans. Without limiting the foregoing, nothing herein contained shall be construed as a novation of any of the Loan Documents or a substitution or novation of the Obligations or instruments guaranteeing or securing the same, which Loan Documents, Obligations and instruments shall remain and continue in full force and effect.

SECTION 8.     Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
SECTION 9.     Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement.
SECTION 10.     Notices. All notices hereunder or in connection herewith shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.
SECTION 11.     Headings. Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

TEREX CORPORATION,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Senior Vice President

NEW TEREX HOLDINGS UK LIMITED,
by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Director

TEREX INTERNATIONAL FINANCIAL SERVICES COMPANY UNLIMITED COMPANY,
by
/s/ Ramon Oliu
Name: Ramon Oliu
Title: Director

TEREX AUSTRALIA PTY LTD (ACN 010 010 671 048),
by
/s/ John D. Sheehan
Name: John D. Sheehan
Title: Director
by
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Company Secretary

[Signature Page to Incremental Assumption Agreement and Amendment No. 3]

GENIE INDUSTRIES, INC. TEREX SOUTH DAKOTA, INC. TEREX WASHINGTON, INC. TEREX ADVANCE MIXER, INC. TEREX FINANCIAL SERVICES, INC.,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Vice President

TEREX USA, LLC,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: Senior Vice President

TEREX UTILITIES, INC.,
By
/s/ Eric I Cohen
Name: Eric I Cohen
Title: President

[Signature Page to Incremental Assumption Agreement and Amendment No. 3]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, individually as a 2019 U.S. Term Lender and as Administrative Agent and Collateral Agent,

By

Name:
Title:

By

Name:
Title:

[Signature Page to Incremental Assumption Agreement and Amendment No. 3]

LENDER SIGNATURE PAGE TO INCREMENTAL ASSUMPTION AGREEMENT AND AMENDMENT NO. 3 DATED AS OF THE DATE FIRST WRITTEN ABOVE RELATING TO THE TEREX CORPORATION CREDIT AGREEMENT

Name of Institution: ____________________________________________________

By
Name:
Title:
For any institution requiring a second signature line:
By
Name:
Title:

[Signature Page to Incremental Assumption Agreement and Amendment No. 3]

SCHEDULE I
2019 U.S. Term Loan Commitments

2019 U.S. Term Lender	2019 U.S. Term Loan Commitment
Credit Suisse AG, Cayman Islands Branch	$200,000,000
TOTAL	$200,000,000

SCHEDULE II1
SUBSIDIARY GUARANTORS

Subsidiary	State of Formation
Genie Industries, Inc.	Washington
Terex South Dakota, Inc.	Delaware
Terex USA, LLC	Delaware
Terex Utilities, Inc.	Oregon
Terex Washington, Inc.	Washington
Terex Advance Mixer, Inc.	Delaware
Terex Financial Services, Inc.	Delaware

________________________
1 This Schedule II hereto is for reference purposes only.

SCHEDULE III
2019 U.S. TERM LOAN AMORTIZATION

For purposes of Section 2.11(c) of the Credit Agreement, the 2019 U.S. Term Loans shall amortize according to the following schedule (based upon the aggregate principal amount of the 2019 U.S. Term Loans outstanding on the Incremental Effective Date, and subject to adjustment as provided in Sections 2.11(c) of the Credit Agreement):

DATE	SCHEDULED 2019 U.S. TERM LOAN REPAYMENTS
June 30, 2019 September 30, 2019 December 31, 2019	0.25% 0.25% 0.25%
March 31, 2020 June 30, 2020 September 30, 2020 December 31, 2020	0.25% 0.25% 0.25% 0.25%
March 31, 2021 June 30, 2021 September 30, 2021 December 31, 2021	0.25% 0.25% 0.25% 0.25%
March 31, 2022 June 30, 2022 September 30, 2022 December 31, 2022	0.25% 0.25% 0.25% 0.25%
March 31, 2023 June 30, 2023 September 30, 2023 December 31, 2023	0.25% 0.25% 0.25% 0.25%
Term Loan Maturity Date	Remainder